Exhibit 10.1

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 9, 2020 (this “Amendment”), is entered into by and among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors” and, together with the Borrower being collectively referred to as the “Loan Parties”), the Lenders party hereto and CITIBANK, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), and is made with reference to the Credit Agreement, dated as of January 6, 2017, as amended by the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017, the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, the Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement, dated as of October 2, 2017, the Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated as of October 31, 2017, the Fifth Amendment to Limited Waiver to Credit Agreement and Fifth Amendment to Credit Agreement, dated as of December 22, 2017, the Sixth Amendment to Credit Agreement, dated as of March 8, 2018, the Omnibus Incremental Term Loan and Seventh Amendment to Credit Agreement and Amendment to Security Agreement, dated as of July 19, 2019, the Eighth Amendment to Credit Agreement, dated as of April 7, 2020, the Ninth Amendment to Credit Agreement, dated as of April 9, 2020, and the Tenth Amendment to Credit Agreement, dated as of April 15, 2020 (as so amended, the “Credit Agreement”), among the Borrower, the Guarantors party thereto, the lenders and letter of credit issuers party thereto and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, on the terms and subject to the conditions set forth herein, in accordance with Section 10.01 of the Credit Agreement, the undersigned Lenders (constituting at least Required Lenders) agree to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.    Definitions.    Each capitalized term used and not otherwise defined in this Amendment shall have the meaning assigned to such term in the Credit Agreement after giving effect to this Amendment (the “Amended Credit Agreement”).

SECTION 2.    Amendments to the Credit Agreement.    Upon the occurrence of the Effective Date (as defined in Section 4 hereof), the following amendments are hereby made to the Credit Agreement:

(a)      The following new defined terms and related definitions are hereby added to the Credit Agreement in the proper alphabetical order:

Eleventh Amendment

“Eleventh Amendment” means that certain Eleventh Amendment to Credit Agreement, dated as of July 9, 2020, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Eleventh Amendment Effective Date” means the “Effective Date” under and as defined in the Eleventh Amendment.

(b)      Section 8.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)      Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five Business Days after the same becomes due (or, with respect to any interest on any Loan due on July 9, 2020, by no later than August 1, 2020), any interest on any Loan or any Unreimbursed Amount (to the extent that such Unreimbursed Amount has not been refinanced by a Revolving Credit Borrowing in accordance with Section 2.03(c)), any fees or other amounts payable hereunder or with respect to any other Loan Document; or”.

SECTION 3.    Limited Waiver.    Upon the occurrence of the Effective Date, the Lenders party hereto (constituting at least the Required Lenders) hereby waive until August 1, 2020 any Default or Event of Default arising under Section 8.01(a) of the Credit Agreement as a result of any failure to timely pay interest on any Loan due on July 9, 2020; provided, however, that so long as any interest on any Loan that is due and payable in accordance with the Credit Agreement remains unpaid, all Loans outstanding under the Credit Agreement shall accrue interest at the Default Rate (it being understood that (except upon acceleration of the Obligations in accordance with Section 8.02 of the Credit Agreement) such interest accruing at the Default Rate shall only be payable upon written demand and written demand for payment of any such interest accruing at the Default Rate shall not be made prior to August 1, 2020).

SECTION 4.    Conditions to Agreement.    This Amendment shall become effective on the date of this Amendment (the “Effective Date”) immediately upon (a) receipt by the Administrative Agent of a counterpart signature page of this Amendment, duly executed and delivered by the Borrower and each other Loan Party and Lenders constituting Required Lenders, (b) all accrued and unpaid out-of-pocket fees and expenses incurred by Gibson, Dunn & Crutcher LLP and Rothschild & Co., in each case on behalf of an ad hoc group of Consenting Lenders, shall have been paid, in each case to the extent invoices therefor have been presented to the Borrower at least two Business Days prior to the Effective Date, (c) all accrued and unpaid out-of-pocket fees and expenses incurred by Weil, Gotshal & Manges LLP on behalf of the Administrative Agent, shall have been paid to the extent invoices therefor have been presented to the Borrower at least one Business Days prior to the Effective Date, and (d) payment to each of the Consenting Lenders of a fee (the “Amendment Fee”) equal to 2.0% of the aggregate outstanding principal amount of the Term B Loans held by such Consenting Lender on the date hereof, with such fee being payable in kind by adding the Amendment Fee to the outstanding principal amount of the Term B Loans held by such Consenting Lender (with such portion of the Amendment Fee thereafter being treated as outstanding principal of the Term B Loans for all purposes under the Amended Credit Agreement). The Amendment Fee payable to each Consenting Lender shall be fully earned and payable on the Effective Date, shall not be refundable for any reason and shall be payable without setoff, defense, or counterclaim of any kind.

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SECTION 5.    Representations and Warranties.    Each Loan Party party hereto hereby represents and warrants to the Administrative Agent and each Lender (in each case solely with respect to itself), in each case as of the Effective Date, that:

(a)      Such Loan Party has the requisite power and authority, and the legal right, to enter into this Amendment. Such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)      The representations and warranties made by such Loan Party pursuant to Article 5 of the Amended Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Amendment, as if made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)      Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from the consummation of the transactions contemplated by this Amendment.

SECTION 6.    Entire Agreement.    This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 7.    GOVERNING LAW.    THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE AMENDED CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.    Consent to Jurisdiction; Waiver of Jury Trial.    The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 9.    Consent to Service of Process.    Each party to this Amendment irrevocably consents to the service of process in the manner provided for notices in Section 10.02 of the Amended Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

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SECTION 10.    Severability.    Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

SECTION 11.    Loan Document.    This Amendment constitutes a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 12.    Reaffirmation.    Each of the undersigned Loan Parties (a) acknowledges all of its obligations, undertakings and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party in each case as amended hereby or in connection herewith and such obligations, undertakings and liabilities (as so amended hereby), where applicable, are hereby reaffirmed and remain in full force and effect on a continuous basis, (b) agrees that its grant of security interests pursuant to the Security Agreement is reaffirmed and remains in full force and effect after giving effect to this Amendment and secures all Secured Obligations (as in effect after giving effect hereto) and (c) acknowledges and agrees that the Secured Obligations, the Obligations and the Guaranteed Obligations include, among other things and without limitation, the New Incremental Term Loans, Revolving Credit Commitments and Revolving Credit Loans, the Term Loans and other Loans.

SECTION 13.    Counterparts.    This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15.    Effect of this Amendment.    Except as expressly set forth in this Amendment, (a) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Amended Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document. Except as expressly set forth in this Amendment, each and every term, condition, obligation, covenant and agreement contained in the Amended Credit Agreement and the other Loan Documents is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect, except to any extent amended or modified by this Amendment. Nothing implied in this Amendment shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.

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From and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, be deemed to refer to the Amended Credit Agreement. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

SECTION 16.    Successors and Assigns.    This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, each Lender and the successors and permitted assigns of each of the parties hereto and each Lender.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

BORROWER:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger

Name: Christian Mezger
Title: Chief Financial Officer

GUARANTORS:

GLOBAL EAGLE SERVICES, LLC

AIRLINE MEDIA PRODUCTIONS, INC.

ENTERTAINMENT IN MOTION, INC.

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

INFLIGHT PRODUCTIONS USA INC.

POST MODERN EDIT, INC.

THE LAB AERO, INC.

ROW 44, INC.

N44HQ, LLC

EMERGING MARKETS

COMMUNICATIONS, LLC

MARITIME TELECOMMUNICATIONS NETWORK, INC.

MTN INTERNATIONAL, INC.

MTN GOVERNMENT SERVICES, INC.

MTN LICENSE CORP.

GLOBAL EAGLE TELECOM LICENSING

SUBSIDIARY LLC

IFE SERVICES (USA), INC.

By:	/s/ Christian Mezger

Name: Christian Mezger
Title: Chief Financial Officer

[Signature Page to Eleventh Amendment to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael V. Moore

Name: Michael V. Moore
Title: Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

BlackRock Credit Alpha Master Fund L.P.

By: BlackRock Financial Management Inc., in its capacity as investment advisor, as Lender

By:	/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

HC NCBR FUND

By: BlackRock Financial Management, Inc., in its capacity as investment advisor, as Lender

By:	/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

The Obsidian Master Fund

By: BlackRock Financial Management, Inc., its Investment Advisor, as Lender

By:	/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

[Signature Page to Eleventh Amendment to Credit Agreement]

ALM 2020, LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ALM VII (R), LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ALM VII (R)-2, LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ALM VII, LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ALM XIX, LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

ALM XVI, LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title:Vice President

ALM XVII, LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title:Vice President

ALM XVIII, LTD.
By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title:Vice President

AP KENT CREDIT MASTER FUND, L.P.
By: AP Kent Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title:Vice President

APOLLO CREDIT FUNDING III LTD.
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title:Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

APOLLO CREDIT FUNDING IV LTD.
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT MASTER FUND LTD.
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SENIOR FLOATING RATE FUND INC.
By: Apollo Credit Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO TACTICAL INCOME FUND INC.
By: Apollo Credit Management, LLC, its investment adviser

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

APOLLO TR US BROADLY SYNDICATED LOAN LLC
By: Apollo Total Return Management, LLC, its investment manager
By: Apollo Total Return Enhanced Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

CADBURY MONDELEZ PENSION TRUST LIMITED
By: Apollo TRF CM Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

HSBC DIVERSIFIED LOAN FUND - SYNDICATED LOAN A S.A.R.L.
By: Apollo Management International, LLP, its portfolio manager
By: AMI Holdings, LLC, its member

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

MERCER MULTI-ASSET CREDIT FUND
By: Apollo Management International, LLP, its investment manager
By: AMI (Holdings), LLC, its member

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

MPI (LONDON) LIMITED
By: Apollo TRF MP Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

RR 1 LTD
By: Redding Ridge Asset Management LLC, Management Series 2
By: Redding Ridge Holdings, LP, its sole member, its collateral manager By: Redding Ridge Advisors LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

RR 2 LTD
By: Redding Ridge Asset Management LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Chief Legal Officer

RR 3 LTD
By: Redding Ridge Asset Management LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eleventh Amendment to Credit Agreement]

RR 4 LTD
By: Redding Ridge Asset Management LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Chief Legal Officer

SCHLUMBERGER UK COMMON INVESTMENT FUND
By: Apollo Management International, LLP, its investment manager
By: AMI Holdings, LLC, its member

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eleventh to Credit Agreement]

Carlyle Investment Management LLC

Signed for and on behalf of:

Carlyle Global Market Strategies CLO 2012-3, Ltd.

Carlyle Global Market Strategies CLO 2012-4, Ltd.

Carlyle Global Market Strategies CLO 2013-1, Ltd.

Carlyle Global Market Strategies CLO 2013-2, Ltd.

Carlyle Global Market Strategies CLO 2013-3, Ltd.

Carlyle Global Market Strategies CLO 2013-4, Ltd.

Carlyle Global Market Strategies CLO 2014-1, Ltd.

Carlyle Global Market Strategies CLO 2014-5, Ltd.

Carlyle Global Market Strategies CLO 2015-1, Ltd.

Carlyle Global Market Strategies CLO 2015-2, Ltd.

Carlyle Global Market Strategies CLO 2015-3, Ltd.

Carlyle Global Market Strategies CLO 2015-4, Ltd.

Carlyle Global Market Strategies CLO 2015-5, Ltd.

Carlyle Global Market Strategies CLO 2016-1, Ltd.

Carlyle Global Market Strategies CLO 2016-2, Ltd.

Carlyle Global Market Strategies CLO 2016-3, Ltd.

Carlyle US CLO 2016-4, Ltd.

Carlyle US CLO 2017-1, Ltd.

Carlyle US CLO 2017-2, Ltd.

Carlyle US CLO 2017-3, Ltd.

Carlyle US CLO 2017-4, Ltd.

Carlyle US CLO 2017-5, Ltd.

Carlyle Global Market Strategies CLO 2014-2-R, Ltd.

Carlyle Global Market Strategies CLO 2014-3-R, Ltd.

Carlyle Global Market Strategies CLO 2014-4R, Ltd.

Carlyle US CLO 2019-2, Ltd.

, as Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

[Signature Page to Eleventh Amendment to Credit Agreement]

AGF Floating Rate Income Fund
By: Eaton Vance Management as Portfolio Manager

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management as Investment Sub-Advisor

Eaton Vance CLO 2013-1 LTD.
By: Eaton Vance Management Portfolio Manager

Eaton Vance CLO 2014-1R, Ltd.
By: Eaton Vance Management As Investment Advisor

Eaton Vance CLO 2015-1 Ltd.
By: Eaton Vance Management Portfolio Manager

Eaton Vance CLO 2018-1, Ltd.
By: Eaton Vance Management Portfolio Manager

Eaton Vance CLO 2019-1, Ltd.
By: Eaton Vance Management As Investment Advisor

Eaton Vance Floating-Rate Income Plus Fund
By: Eaton Vance Management as Investment Advisor

Eaton Vance Floating-Rate 2022 Target Term Trust
By: Eaton Vance Management as Investment Advisor

[Signature Page to Eleventh Amendment to Credit Agreement]

Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management as Investment Advisor

Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management as Investment Advisor

Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor

Eaton Vance Senior Income Trust
By: Eaton Vance Management as Investment Advisor

Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management as Investment Advisor

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management as Investment Advisor

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management as Investment Advisor

Eaton Vance Floating Rate Portfolio
By: Boston Management and Research as Investment Advisor

Senior Debt Portfolio
By: Boston Management and Research as Investment Advisor

[Signature Page to Eleventh Amendment to Credit Agreement]

Eaton Vance VT
Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]

Arbour Lane Capital Management, LP

By:	/s/ Dan Galanter
Dan Galanter
Name:
Authorized Signatory
Title:
700 Canal Street

Stamford, CT 06902
Notices:

[Signature Page to Eleventh Amendment to Credit Agreement]

Mudrick Capital Management, L.P., as investment manager to investment funds and managed accounts, as Lenders

By:	/s/ John O’Callaghan

Name:	John O’Callaghan
Title:	Corporate Secretary

[Signature Page to Eleventh Amendment to Credit Agreement]

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as Lender
Privilege Underwriters Reciprocal Exchange, as Lender
PURE Insurance Company, as Lender
Sound Point CLO III-R, Ltd., as Lender
Sound Point CLO IV-R, Ltd., as Lender
Sound Point CLO IX, Ltd., as Lender
Sound Point CLO VIII-R, Ltd., as Lender
Sound Point CLO VII-R, Ltd., as Lender
Sound Point CLO VI-R, Ltd., as Lender
Sound Point CLO V-R, Ltd., as Lender
Sound Point CLO X, Ltd., as Lender
Sound Point CLO XI, Ltd., as Lender
Sound Point CLO XII, Ltd., as Lender
Sound Point CLO XIV, Ltd., as Lender
Sound Point CLO XV, Ltd., as Lender
Sound Point CLO XXIV, Ltd., as Lender
Sound Point Senior Floating Rate Master Fund, L.P., as Lender
Sound Point Distressed Loan Opportunity Master Fund I, L.P., as Lender

By:	/s/ Kevin Gerlitz

Name:	Kevin Gerlitz
Title:	Chief Financial Officer

[Signature Page to Eleventh Amendment to Credit Agreement]